POWER OF ATTORNEY

 Know all persons by these presents, that the

undersigned hereby constitutes and appoints each of Douglas

K. Chia, Lacey P. Elberg, Linda E. King, and John Papa,

signing singly, the undersigned's true and lawful

attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the

undersigned's capacity as an executive officer of Johnson &

Johnson (the "Company"), Forms 3, 4 and 5 in accordance

with Section 16(a) of the Securities Exchange Act of 1934,

as amended, and the rules thereunder (the "Exchange Act")

and Form 144 in accordance with Rule 144 of the Securities

Act of 1933, as amended (the "Securities Act");

(2) do and perform any and all acts for and on behalf

of the undersigned which may be necessary or desirable to

complete and execute any such Form 3, 4, 5 and 144 and

timely file such form with the United States Securities

and Exchange Commission and any stock exchange or similar

authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of

such attorney-in-fact, may be of benefit to, in the best

interest of, or legally required by, the undersigned, it

being understood that the documents executed by such

attorney-in-fact on behalf of the undersigned pursuant

to this Power of Attorney shall be in such form and shall

contain such terms and conditions as such attorney-in-fact

may approve in such attorney-in-fact's discretion.

 The undersigned hereby grants to each such

attorney-in-fact full power and authority to do and perform

any and every act and thing whatsoever requisite, necessary,

or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such

attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned

acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not

assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act or Rule 144 of the Securities Act.

 This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to file

reports pursuant to Section 16 of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-

in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power

of Attorney to be executed as of the date set forth below.

 /s/ A. Eugene Washington

 Name:  A. Eugene Washington

 Date:  November 9, 2012